UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2004

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3680 Victoria St. North, Shoreview, Minnesota

        55126-2966

(Address of Principal Executive Offices)                                        (Zip Code)

Registrant’s telephone number, including area code:  (651) 483-7111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 amends the Current Report on Form 8-K/A of Deluxe Corporation, a Minnesota Corporation, filed with the Securities and Exchange Commission (the “Commission”) on September 10, 2004 related to our acquisition of New England Business Service, Inc. (NEBS). This Amendment No. 2 amends the previous filing to include an exhibit under Item 9.01(c) of Form 8-K. The information previously reported in the Form 8-K/A filed on September 10, 2004, as well as our initial Form 8-K filed on July 9, 2004 regarding this acquisition, is hereby incorporated by reference into this Form 8-K/A.

Section 2 – Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

On June 25, 2004, we completed the acquisition of NEBS. This Current Report on Form 8-K/A amends and includes certain information required by Item 9.01 that was not contained in the Current Report on Form 8-K filed with the Commission on July 9, 2004 related to this acquisition.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit

                Method of

Number

    Description

       Filing

   99

Consent of Independent Registered Public Accounting

        Filed

Firm

      herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2004

DELUXE CORPORATION

/s/ Katherine L. Miller

Katherine L. Miller

Vice President, Controller and

Chief Accounting Officer

(Principal Accounting Officer)

INDEX TO EXHIBITS

 Exhibit

                     Page

Number

    Description

      Number

   99

Consent of Independent Registered Public Accounting

Firm